Exhibit 10.2
REGISTRATION RIGHTS AGREEMENT
     This Registration Rights Agreement is made this 1st day of March, 2000, between TANDEM HEALTH CARE, INC., a Pennsylvania corporation (the “Company”) and THE JAMES B. RENACCI — 1998, a trust organized under the laws of the State of Ohio (“Holder”).
     1. Registrable Securities. The term “Registrable Securities” shall mean the shares of the Company’s common stock (“Shares”) issuable to Holder upon conversion or exercise of the Company’s Warrants (“Warrants”) as well as the common stock or other securities of Company issued to the Holder in a stock split, subdivision or combination, or reclassification of, or a stock dividend or other distribution on, or in substitution of, or exchange for, or otherwise in connection with such common stock, or in a reorganization, merger or consolidation involving Company, or in a sale of all, or substantially all of Company’s assets, all as identified more fully in the Warrant Agreement between Company and Holder dated Feb. 29, 2000 (the “Warrant Agreement”).
     2. Incidental Registration Rights.
     (a) Until the time set forth in Section 2(g) hereof, each time that Company proposes to file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) or an offering statement under Regulation A of the Securities Act (of either a primary or secondary offering of securities), (other than on a Registration Statement filed in connection with an exchange offer or other offer of Common Stock solely to the then-existing shareholders of Company), Company shall promptly give written notice of such proposed Registration to Holder, which shall offer Holder the right to request inclusion of any Registrable Securities in the proposed Registration.
     (b) Holder shall have twenty (20) or such longer period as shall be set forth in the notice from the receipt of such notice to deliver to Company a written request specifying the number of shares of Registrable Securities Holder intends to sell and the Holder’s intended plan of disposition.
     (c) Company shall have the exclusive right to select all underwriters for any underwritten public offering of securities of Company. In the event that the proposed Registration by Company is, in whole or in part, an underwritten public offering of securities of Company, any request under Section 2(b) shall contain the Holder’s agreement that the Registrable Securities will be included in the underwriting on the same terms and conditions as the shares of common stock, if any, otherwise being sold through underwriters under such Registration.
     (d) Upon receipt of a written request pursuant to Section 2(b), Company shall promptly cause all such Registrable Securities to be Registered, to the extent required to permit sale or disposition as set forth in the written request.

     (e) If a registration described in this paragraph is to involve an underwritten public offering, in whole or in part, Company will require that the Registrable Securities requested for inclusion pursuant to this paragraph be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If, however, in the good faith judgment of the managing underwriter of such public offering, the inclusion of all the Registrable Securities covered by such request for registration would prevent the successful marketing of the securities offered by Company (if Company initiated the registration) or by any other selling security holder (if the registration was initiated pursuant to such other security holder’s registration rights), the number of Registrable Securities and the number of securities offered by persons or entities (including Company) other than the one initiating the registration shall be reduced pro rata, and those securities which are excluded from the underwritten public offering shall be withheld from the market by Company or the holders thereof for a period, not to exceed ninety (90) days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.
     (f) Registrable Securities that Holder does not request be included in an underwritten public offering pursuant to Section 2 shall be withheld from the market by the Holder for a period, not to exceed 12 months following a public offering, that the managing underwriter reasonable determines is necessary in order to effect the underwritten public offering. Holder of such Shares shall execute such documentation as the managing underwriter reasonably requests to evidence this lock-up. Notwithstanding the foregoing, Holder shall not be required to lock-up any Registrable Securities which are eligible for resale under Rule 144 during the effectiveness of an underwritten public offering or which become eligible for resale under Rule 144 during any lock-up period.
     (g) The registration rights provided by this Agreement shall expire with respect to any Registrable Security upon the earliest to occur of (i) the effectiveness of a Registration Statement that includes in the Registration effected thereby, at the request of a Selling Shareholder, such Registrable Security and the actual sale of such Registrable Security pursuant to such Registration Statement; (ii) the date on which such Registrable Security is eligible for resale under Rule 144 without regard to the volume limitations thereof; and (iii) ten years from the date hereof.
     3. Registration Procedures. If and whenever Company is required by the provisions of paragraph 2 to effect the registration of Registrable Securities under the Securities Act, Company will:
     (a) In accordance with the Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) prepare and file with the Commission a registration statement with respect to such Registrable Securities and, subject to 3(b) below, use its best efforts to cause such registration statement to become and remain effective until the Registrable Securities covered by such registration statement have been sold;
     (b) Prepare and file with the Commission such amendments to such registration statement and supplements to any prospectus contained therein as may be necessary to keep such registration statement effective and prospectus accurate until the Registrable Securities covered by such registration statement have been sold; provided, that Company shall have no obligation to maintain the effectiveness of the registration statement for more than 180 days from the effective date unless such registration statement contemplates a delayed or continuous offering within the meaning of Rule 415 of Regulation C promulgated under the Act;
     (c) Furnish to Holder and to the underwriters of the securities such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as Holder or such underwriters may reasonably request in order to facilitate the public offering of such Registrable Securities;
     (d) Register or qualify the Registrable Securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as Holder or such underwriters may reasonably request within twenty (20) days following the original filing of such registration statement, except that Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;
     (e) Notify Holder and the security holders participating in such registration, promptly after it shall receive notice thereof, of the date and time when such registration statement has become effective and each post-effective amendment thereto has become effective or when a supplement to any prospectus forming a part of such registration statement has been filed;
     (f) As expeditiously as possible after the effectiveness of any registration statement pursuant to this Agreement and prior to such dates as shall be certified to Company as the date upon which the transfer contemplated by such registration statement will be effected by Holder, deliver in exchange for certificates representing shares so registered bearing restrictive legends therefor not bearing restrictive legends as shall be required to effect such transfers;
     (g) Notify Holder and such security holders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;
     (h) Prepare and file with the Commission, promptly upon the request of Holder or any such security holders, any amendments or supplements to such registration statement or prospectus which are required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities and such other securities covered by such registration statement by Holder or such holders;
     (i) Prepare and promptly file with the Commission and promptly notify Holder and such security holders of the filing of such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus or offering circular as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
     (j) In case Holder or any of such security holders or any underwriters for Holder or any such security holders is required to deliver a prospectus at a time when the prospectus then in effect may no longer be used under the Securities Act or the rules and regulations of the Commission, prepare promptly upon request such amendments or supplements to such registration statement and such prospectus or prospectus as may be necessary to permit compliance with the requirements of the Securities Act and such rules and regulations;
     (k) Advise Holder and such security holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;
     (l) Enter into and perform such written underwriting agreements (and other agreements reasonably requested and customarily used in offerings of the type involved) in form and substance reasonably satisfactory to the managing underwriter or underwriters of the public offering and to Holder and such security holders, if the offering is to be underwritten in whole or in part;
     (m) Not file any amendment or supplement to such registration statement or prospectus to which Holder has reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five (5) business days prior to the filing thereof; provided, however, that the failure of Holder or its counsel to review or object to any amendment or supplement to such registration statement or prospectus shall not affect the rights of Holder or any controlling person or persons thereof or any underwriter or underwriters therefor under paragraph 6 hereof; and
     (n) At the request of Holder (i) furnish to Holder on the effective date of the registration statement or, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement, an opinion, dated such date, of the counsel representing Company for the purposes of such registration, addressed to the underwriters, if any, and to Holder, covering such matters with respect to the registration statement, the prospectus and each amendment or supplement thereto, proceedings under state and federal securities laws, other matters relating to Company, the securities being registered and the offer and sale of such securities as are customarily the subject of opinions of Company’s counsel provided to underwriters in underwritten public offerings, and such opinion of counsel shall additionally cover such legal and factual matters with respect to the registration as Holder may reasonably request (except that such counsel need express no opinion as to financial statements or financial data contained therein), and (ii) use its best efforts to furnish to Holder letters dated each such effective date and such closing date, from the independent certified public accountants of Company, addressed to the underwriters, if any, and to Holder, stating that they are independent certified public accountants within the meaning of the Securities Act and covering such financial matters as underwriters may request, or, if the offering is not underwritten, as Holder may reasonably request, that in the opinion of such accountants the financial statements and other financial data of Company included in the registration statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Act, and additionally covering such other financial matters, including information as to the period ending not more than five (5) business days prior to the date of such letter with respect to the registration statement and prospectus, as Holder may reasonably request.
     4. Obligation of Holder. In connection with an offering of Registrable Securities pursuant to paragraph 2 hereof, Holder shall:
     (a) Use its best efforts to comply with reasonable requests of Company for information regarding Holder which is required for inclusion in the registration statement or prospectus and promptly advise Company of any information relating to Holder contained in the registration statement or prospectus which is inaccurate in any material respect;
     (b) Promptly upon receipt of written notice from Company to the effect that a prospectus utilized in connection with the offering is inaccurate or incomplete in any material respect, cease further sales of Registrable Securities in reliance of such prospectus; and
     (c) Enter into such agreements as may be reasonably requested by a managing underwriter in connection with the offering.
     5. Expenses.
     (a) With respect to each inclusion of Registrable Securities in a registration statement pursuant to paragraph 2 hereof, Company shall bear all costs, fees and expenses in connection with all post-effective amendments or new registration statements, including without limitation, the Company’s legal and accounting fees, printing expenses, blue sky fees and expenses, except the Company shall not pay for any costs, fees and expenses except as set forth in subparagraph (b), below.
     (b) The fees, costs and expenses of registration to be borne by Holder shall be the following: Holder’s pro rata share of all registration, filing and National Association of Security Dealer’s fees, Holder’s pro rata share of underwriter’s fees which Holder and any other selling security holders are required by any applicable law to bear, and fees and disbursements of counsel or accountants for Holder.
6. Indemnification.
     (a) Company will indemnify and hold harmless Holder and each holder of securities which are included in a registration statement pursuant hereto and any underwriter (as defined in the Securities Act) for Holder or such holder, and each person, if any, who controls such holder or such underwriter within the meaning of the Securities Act, from and against, and will reimburse Holder, such holder, such underwriter and such controlling person with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses to which Holder, such holder, such underwriter or such controlling person may become subject under the Securities Act, the Securities Exchange Act of 1934 or state securities or blue sky laws, or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided; however, that Company will not be liable in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense arose out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Holder, such holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof, or out of transactions by Holder after the receipt of the notice and during the cessation period specified in Section 4(b) hereof.
     (b) Holder will indemnify and hold harmless Company (and each of its directors, each of its officers who have signed any registration statement, any underwriter of Company’s Securities included in such registration, and any controlling person of Company or any such underwriter) from and against, and will reimburse Company or such controlling person with respect to, any and all claims, actions, demands, losses, damages, liabilities, cost and expense to which Company, any of its directors, such officers, such underwriter or such controlling person may become subject under the Securities Act or the Securities Exchange Act of 1934 or state securities or blue sky laws, or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or based upon any untrue or alleged untrue statement of any material fact relating to Holder and contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of the omission or the alleged omission to state therein a material fact relating to Holder required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that Holder will be liable in any such case only to the extent that any such claim, action, demand, loss, damage, liability, cost or expense arose out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished or supplied by Holder in writing specifically for use in the preparation thereof.
     (c) Promptly after receipt by an indemnified party pursuant to the provisions of subparagraphs (a) or (b) hereof notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said subparagraph (a) or (b), notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this paragraph and shall not relieve the indemnifying party from liability under this paragraph unless such indemnifying party is prejudiced by such omission. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provision of said subparagraphs (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party, which consent may not be unreasonably withheld.
     7. Termination of Offering. Upon the sale of all of the Registrable Securities included in any offering pursuant hereto, Holder shall promptly notify Company that the offering has been completed.
     8. Choice of Law; Venue.
     (a) The parties agree that this Agreement shall be governed by and construed under the laws of the Commonwealth of Pennsylvania, without regard to such state’s conflicts of laws or choice of law rules.
     (b) The parties hereby consent to the Federal District Court, Northern District of Ohio, Eastern Division as the sole court of proper venue for any and all actions arising from this Agreement, and hereby waive all defenses pertaining to jurisdiction, venue, or forum nonconveniens in any action maintained in such court.
     9. Counterpart Signatures. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one instrument.
     10. Integration. All agreements, contracts, understandings or other arrangements which may have been heretofore made or had with reference to the subject matter of this Agreement are hereby wholly abrogated, superseded, discharged and annulled, it being agreed between the parties that this Agreement constitutes and expresses the entire understanding between them, all other promises, undertakings, representations, agreements, understandings and arrangements being herein merged.
     11. Amendments. No amendment or variation of the terms and conditions of this Agreement shall be valid unless evidence by a writing signed by all parties to this Agreement.
     12. Captions. The captions used in the sections of this Agreement are inserted only for the purpose of reference and shall not be deemed to govern, limit, modify or in any other manner affect the scope, meaning or intent of the provisions of this Agreement.

     13. Assignment. Holder may assign its rights under this Agreement to any transferee of the Shares subject to Section 14 of the Warrant Agreement by and between the Company and Holder.
     14. Binding Effect. This Agreement is binding on and inures to the benefit of the heirs, executors, successors and assigns of the parties hereto.
     The parties have executed this Agreement on the date first above written.

TANDEM HEALTH CARE, INC.
By:	/s/ Lawrence R. Deering

Its:	Chairman and CEO
HOLDER:
/s/ James B. Renacci

The James B. Renacci Trust - 1998